                          GLOBAL INTEGRITY CORPORATION
                           1998 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT


         Global Integrity Corporation, a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its Common Stock (the "Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 1998 Stock Incentive Plan (the "Plan"), as amended and restated on February 14, 2000.

Date of Grant:
               -----------------------------------------------------------------

Effective Grant Date:
                      ----------------------------------------------------------

Name of Optionee:
                  --------------------------------------------------------------

Optionee's Social Security Number:
                                  ----------------------------------------------

Number of Shares Covered by Option:
                                   ---------------------------------------------
Exercise Price per Share:  $
                           -----------------------------------------------------

Vesting Schedule: 30% on ___________
                  30% on ___________
                  20% on ___________
                  20% on ___________


     By signing this cover sheet, you voluntarily agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached.

Optionee:
          ----------------------------------------------------------------------
                                   (Signature)

Company:
         -----------------------------------------------------------------------
                                   (Signature)

         Title:
                ----------------------------------------------------------------

                          GLOBAL INTEGRITY CORPORATION
                           1998 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT


Nonstatutory Stock                  This Option is not intended to be an
Option                              incentive stock option under section 422
                                    of the Internal Revenue Code and will be interpreted accordingly.

Vesting Your right to exercise this Option vests annually over a four year period beginning one year after the Effective Grant Date as shown on the cover sheet. This Option vests at a rate of 30%, 30%, 20% and 20%, respectively, of the Shares covered by the Option at the end of the first, second, third and fourth year, respectively, after the Effective Grant Date. The number of Shares which may be purchased under this Option by you at the Exercise Price shall be rounded to the nearest whole number. No additional Shares will vest after your service has terminated for any reason.

Term Your Option will expire in any event at the close of business at Company headquarters on the day before the fifth anniversary of the Effective Grant Date of the terminated Option. (It will expire earlier if your service terminates, as described below.)

Service "Service" means service to the Company in the applicable of the following capacities that you had on the date the option was granted or such other of the following capacities you may have assumed subject to date of grant if such change in status was approved by the Committee: (i) a Director of the Company, (ii) an employee of the Company, (iii) a consultant retained by or otherwise providing services to the Company, or (iv) an employee of Science Applications International Corporation, a Delaware corporation, ("SAIC") (or an entity which is affiliated with SAIC as determined by the Committee) whom the Committee determines to provide substantial services and support to the Company. All determinations made by the Committee relating to "service" shall be final, binding and nonreviewable.

Regular
Termination                         If your service terminates for any reason
                                    except death or Disability, your Option will expire at the close of business at Company headquarters on the 60th day after your termination date. During such 60-day period, you may exercise that portion of your Option that was vested on your termination date.

Death If you die while in service with the Company, your Option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12-month period, your beneficiary, estate or heirs may exercise that portion of your Option that was vested on your date of death.

Disability                          If your service terminates because of your
                                    Disability, your Option will expire at the close of business at Company headquarters on the date six months after your termination date. During such six-month period, you may exercise that portion of your Option that was vested on your date of Disability.

                                    "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment for an extended period of time.

Leaves of Absence                   For purposes of this Option, your service to
                                    the Company as an employee does not
                                    terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. The Committee determines which leaves count for this purpose, and when your service terminates for all purposes under the Plan and this Agreement.
                                    The Committee shall also determine the
                                    extent to which you may exercise the vested portion of your Option during a leave of absence.

Notice of Exercise                  When you wish to exercise this Option, you
                                    must notify the Committee by filing the
                                    proper "Notice of Exercise" form at the
                                    address given on the form. Your Notice must specify how many Shares you wish to purchase. Your Notice must also specify how your Shares should be registered (in your name only, in your and your spouse's names as community property or as joint tenants with right of survivorship or in a trust for your benefit). The Notice will be effective when it is received by the Committee. If someone else wants to exercise this Option after your death, that person must prove to the Committee's satisfaction that he or she is entitled to do so.

Form of Payment                     When you submit your Notice of Exercise, you
                                    must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                    o Your personal check, a cashier's check or
                                      a money order.

                                    o Shares which have already been owned by
                                      you for more than six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                                    o By delivery (on a form prescribed by the
                                      Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Withholding Taxes                   You will not be allowed to exercise this
                                    Option unless you make acceptable
                                    arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Shares acquired upon exercise of this Option.

Restrictions on
Exercise and Resale                 By signing this Agreement, you agree not to
                                    sell any Shares at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale. For example, prior to an initial public offering, the Company may, in its sole discretion, restrict the transfer of shares for up to 6 months from the date of exercise. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters.

                                    In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the shares.

                                    You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                                    In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

Forfeiture of Benefits              If the Company, in good faith, determines
                                    that (i) you have used, disclosed or
                                    misappropriated confidential or proprietary information of the Company in breach of your contractual, fiduciary or legal obligations to the Company or its customers or (ii) you have materially breached the terms of any written agreement restricting your ability to engage in competitive activity with the Company after your affiliation with the Company has terminated, then this Option will immediately become invalid and may not be exercised. Your compliance with such obligations is expressly made as part of the consideration for this Option. You agree that the forfeiture of the benefits in such circumstances is reasonable, equitable and does not limit in any way the legal remedies otherwise available to the Company.

The Company's Right
of First Refusal                    In the event that you propose to sell,
                                    pledge or otherwise transfer to a third
                                    party any Shares acquired under this
                                    Agreement, or any interest in such Shares, the Company shall have the "Right of First
                                    Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this
                                    Agreement, you must give a written "Transfer
                                    Notice" to the Committee describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The
                                    Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The
                                    Company shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice
                                    (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Committee. The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                                    If the Company fails to exercise its Right of First Refusal within 30 days after the date when the Committee received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Committee received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                                    The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

                                    The Company's Right of First Refusal shall terminate in the event that Shares are listed or traded on an established stock exchange.

8

Right of Repurchase                Following termination of your service for
                                    any reason, the Company shall have the right to purchase all of those Shares that you have or will acquire under this Option. If the Company fails to provide you with written notice of its intention to purchase such Shares before or within 30 days of the date the Company receives written notice from you of your termination of service, the Company's right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within 60 days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the Fair Market Value of such Shares on the date of purchase and shall be paid in cash. The Company's right of repurchase shall terminate in the event that Shares are issued or traded on an established stock exchange.

Transfer of Option                  Prior to your death, only you may exercise
                                    this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option by beneficiary designation or in your will.

                                    Regardless of any marital property
                                    settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

Retention Rights                    This Agreement does not give you the right
                                    to be retained by the Company in any
                                    capacity. The Company reserves the right to terminate your service at any time and for any reason.

Stockholders Rights                 You, or your estate or heirs, have no rights
                                    as a stockholder of the Company until a
                                    certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments                         In the event of a stock split, a stock
                                    dividend or a similar change in the Shares, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Change in Control                   Upon the occurrence of a Change in Control
                                    of the Company, this Option shall
                                    immediately become fully vested and
                                    exercisable as to all Shares subject to such Option.

Legends All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                                    THE SHARES REPRESENTED BY THIS CERTIFICATE
                                    ARE SUBJECT TO CERTAIN RESTRICTIONS ON
                                    TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES
                                    SET FORTH IN AN AGREEMENT BETWEEN THE
                                    COMPANY AND THE REGISTERED HOLDER, OR HIS OR
                                    HER PREDECESSOR IN INTEREST. A COPY OF SUCH
                                    AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE
                                    OF THE COMPANY AND WILL BE FURNISHED UPON
                                    WRITTEN REQUEST TO THE SECRETARY OF THE
                                    COMPANY BY THE HOLDER OF RECORD OF THE
                                    SHARES REPRESENTED BY THIS CERTIFICATE.

Applicable Law                      This Agreement will be interpreted and
                                    enforced under the laws of the State of
                                    Delaware (without regard to their choice of law provisions).

The Plan and Other Agreements       The text of the Plan is incorporated in this
                                    Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

                                    This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option and the terminated Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

     By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

                          GLOBAL INTEGRITY CORPORATION
                           1998 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT
                             FOR OUTSIDE DIRECTORS

     Global Integrity Corporation, a Delaware corporation (the "Company"), hereby grants an option to purchase shares of its Common Stock (the "Shares") to the optionee named below. The terms and conditions of the option are set forth in this Nonstatutory Stock Option Agreement and in the Company's 1998 Stock Incentive Plan (the "Plan"), as amended and restated on February 14, 2000.

Date of Grant:
                ----------------------------------------------------------------

Name of Optionee:
                   -------------------------------------------------------------

Optionee's Social Security Number:
                                    --------------------------------------------

Exercise Price per Share (100% of fair market value): $

Vesting Schedule: 30% on ___________
                  30% on ___________
                  20% on ___________
                  20% on ___________


                                    * * * * *

   By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan.

Optionee:
           ---------------------------------------------------------------------
                                   (Signature)

Company:
           ---------------------------------------------------------------------
                                   (Signature)

           Title:
                   -------------------------------------------------------------

                          GLOBAL INTEGRITY CORPORATION
                           1998 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT
                             FOR OUTSIDE DIRECTORS

Nonstatutory Stock Option           This Option is not intended to be an
                                    incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Vesting / Exercisability            Your right to exercise this Option vests
                                    annually over a four year period beginning one year after the Date of Grant as shown on the cover sheet. This Option vests at a rate of 30%, 30%, 20% and 20%, respectively, of the Shares covered by the Option at the end of the first, second, third and fourth year, respectively, after the Date of Grant. The number of Shares which may be purchased under this Option by you at the Exercise
                                    Price shall be rounded to the nearest whole number. In addition, your right to exercise this Option shall vest in full if there is a Change in Control of the Company. However, no Shares will vest after your service as an Outside Director has terminated for any reason.

Term Your Option will expire in any event at the close of business at Company headquarters on the day before the fifth anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your service as an Outside Director terminates, as described below.)

Termination                         If your service as an Outside Director of
                                    the Company terminates for any reason except death or Disability, then your Option will expire at the close of business at Company headquarters on the 60th day after your service as an Outside Director terminates.
                                    During such 60-day period, you may exercise that portion of your Option that was vested on your termination date.

Death If you die while an Outside Director of the Company, then your Option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12-month period, your beneficiary, estate or heirs may exercise that portion of your Option that was vested on your date of death.

Disability                          If your service as an Outside Director of
                                    the Company terminates because of your
                                    Disability, then your Option will expire at the close of business at Company headquarters on the date six months after your service as an Outside Director terminates. During such six-month period, you may exercise that portion of your Option that was vested on your date of Disability.

                                    "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment for an extended period of time.

Notice of Exercise                  When you wish to exercise this Option, you
                                    must notify the Committee by filing the
                                    proper "Notice of Exercise" form at the
                                    address given on the form. Your Notice must specify how many Shares you wish to purchase. Your Notice must also specify how your Shares should be registered (in your name only, in your and your spouse's names as community property or as joint tenants with right of survivorship or in a trust for your benefit). The Notice will be effective when it is received by the Committee. If someone else wants to exercise this Option after your death, that person must prove to the Committee's satisfaction that he or she is entitled to do so.

Form of Payment                     When you submit your Notice of Exercise, you
                                    must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                    o Your personal check, a cashier's check or
                                      a money order.

                                    o Shares which have already been owned by
                                      you for more than six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                                    o By delivery (on a form prescribed by the
                                      Committee) of an irrevocable direction
                                      to a securities broker to sell Shares
                                      and to deliver all or part of the sale
                                      proceeds to the Company in payment of the aggregate Exercise Price.

Restrictions on Exercise
and Resale                          By signing this Agreement, you agree not to
                                    sell any Shares at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale. For example, prior to an initial public offering, the Company may, in its sole discretion, restrict the transfer of shares for up to 6 months from the date of exercise. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters.

                                    In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Shares.

                                    You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                                    In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

Forfeiture of Benefits              If the Company, in good faith, determines
                                    that (i) you have used, disclosed or
                                    misappropriated confidential or proprietary information of the Company in breach of your contractual, fiduciary or legal obligations to the Company or its customers or (ii) you have materially breached the terms of any written agreement restricting your ability to engage in competitive activity with the Company after your affiliation with the Company has terminated, then this Option will immediately become invalid and may not be exercised. Your compliance with such obligations is expressly made as part of the consideration for this Option. You agree that the forfeiture of the benefits in such circumstances is reasonable, equitable and does not limit in any way the legal remedies otherwise available to the Company.

The Company's Right
of First Refusal                    In the event that you propose to sell,
                                    pledge or otherwise transfer to a third
                                    party any Shares acquired under this
                                    Agreement, or any interest in such Shares, the Company shall have the "Right of First
                                    Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this
                                    Agreement, you must give a written
                                    "Transfer Notice" to the Committee
                                    describing fully the proposed transfer,
                                    including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Committee. The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                                    If the Company fails to exercise its Right of First Refusal within 30 days after the date when the Committee received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Committee received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                                    The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

                                    The Company's Right of First Refusal shall terminate in the event that Shares are listed or traded on an established stock exchange.

Right of Repurchase                 Following termination of your service as an
                                    Outside Director to the Company for any
                                    reason, the Company shall have the right to purchase all of those Shares that you have or will acquire under this Option. If the Company fails to provide you with written notice of its intention to purchase such Shares before or within 60 days of the date the Company receives written notice from you of your termination of service as an Outside
                                    Director, the Company's right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within 60 days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the Fair Market Value of such Shares on the date of purchase and shall be paid in cash.
                                    The Company's right of repurchase shall
                                    terminate in the event that Shares are
                                    issued or traded on an established stock exchange.

Transfer of Option                  Prior to your death, only you may exercise
                                    this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option by beneficiary designation or in your will.

                                    Regardless of any marital property
                                    settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

Retention Rights                    This Agreement does not give you the right
                                    to be retained by the Company in any
                                    capacity. The Company reserves the right to terminate your service at any time and for any reason.

Stockholder Rights                  You or your estate or heirs, have no rights
                                    as a stockholder of the Company until a
                                    certificate for the Shares acquired upon exercise of your Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments                         In the event of a stock split, a stock
                                    dividend or a similar change in the Shares, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity. Any fractional number of shares available under the Option shall be rounded to the nearest whole number.



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Legends                             All certificates representing the Shares
                                    issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                                        THE SHARES REPRESENTED BY THIS
                                        CERTIFICATE ARE SUBJECT TO CERTAIN
                                        RESTRICTIONS ON TRANSFER AND OPTIONS
                                        TO PURCHASE SUCH SHARES SET FORTH IN
                                        AN AGREEMENT BETWEEN THE COMPANY AND
                                        THE REGISTERED HOLDER, OR HIS OR HER
                                        PREDECESSOR IN INTEREST. A COPY OF
                                        SUCH AGREEMENT IS ON FILE AT THE
                                        PRINCIPAL OFFICE OF THE COMPANY AND
                                        WILL BE FURNISHED UPON WRITTEN REQUEST
                                        TO THE SECRETARY OF THE COMPANY BY THE
                                        HOLDER OF RECORD OF THE SHARES
                                        REPRESENTED BY THIS CERTIFICATE.

Applicable Law                      This Option will be interpreted and enforced
                                    under the laws of the State of Delaware
                                    (without regard to their choice of law
                                    provisions).

The Plan and                        The text of the Plan is incorporated in this
Other Agreements                    Agreement by reference. Certain capitalized
                                    terms used in this Agreement are defined in the Plan.

                                    This Nonstatutory Stock Option Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

    By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.


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